SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Event Requiring Report: January 27, 2004

eRXSYS, INC.
(Exact name of registrant as specified in its charter)

NEVADA         000-33165         98-0233878
  (State of Incorporation)              (Commission                                    (IRS Employer
                                                     File Number)                                     Identification #)

18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
_______________________________
(Address of Principal Executive Offices)

(949) 440-3248
__________________________________________
(Registrant's telephone number, including area code)

Surforama.com, Inc.
18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
_________________________________
(Registrant's Former Name and Address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

None

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

None

ITEM 8. CHANGE IN FISCAL YEAR

We have decided to change our fiscal year end from November 30 and adopt December 31 as our new fiscal year end. The date of this determination was January 27, 2004. The 10-QSB for the three month period ended March 31, 2004 will also cover and incorporate the transition period.

ITEM 9. REGULATION FD DISCLOSURE

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           eRXSYS, INC.

                                           By:
                                                       /s/ David Parker
                                           David Parker
                                           Chief Executive Officer

                                                                                                                                           Date: January 27, 2004

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